TERMINATION AND RELEASE AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (the “Agreement”) is entered into as of February 19, 2008 by and among OCEANAUT, INC., a Marshall Islands corporation (the “Company”), Excel Maritime Carriers Ltd., a Liberian corporation, the parties listed under the caption “SELLERS” on the signature page hereof (each, a “Seller,” collectively, the “Sellers”), the parties listed under the caption “INVESTORS” (each, an “Investor,” collectively, the “Investors”), the parties listed under the caption “NOMINATED SUBSIDIARIES” (each, a “Nominated Subsidiary,” collectively, the “Nominated Subsidiaries”), and certain other parties who are either parties to or third party beneficiaries of the Definitive Agreements (as defined below) or agreements that are ancillary thereto (“Other Parties”). The Company, Excel, the Sellers, the Investors, the Nominated Subsidiaries and the Other Parties are hereinafter collectively referred to as the “Parties.”

WHEREAS, on October 12, 2007, certain or all of the Parties entered into that certain Master Agreement (the “Master Agreement”), MOAs listed on Annex A hereof and Investment Agreement and, on January 28, 2008, the Company, the Sellers and the Nominated Subsidiaries each entered into a tripartite agreement amending certain terms of the MOAs listed on Annex B hereof (collectively, the “Definitive Agreements”), the Commercial Management Agreement, the Technical Management Agreement, as well as certain agreements ancillary thereto (such agreements, together with the Definitive Agreements, the “Transaction Documents”). All capitalized terms used herein and not defined, will have the meanings ascribed to them in the Master Agreement; and

WHEREAS, the Parties desire to terminate the Definitive Agreements on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Parties hereby agree as follows:

SECTION 1. Termination of the Transaction Documents. By their execution of this Agreement, the Parties acknowledge and agree that, effective as of the date hereof, each Transaction Agreement is hereby irrevocably terminated and of no further force or effect.

SECTION 2. Release of Claims.

2.1 Mutual Release. Effective as of the date hereof, each of the Parties does hereby remise, release and forever discharge each other Party and each of their respective stockholders, controlling persons, members, directors, managers, officers, employees, attorneys, agents, affiliates and representatives of all of the foregoing and their respective successors and assigns (each a “Released Party”) of and from any and all commitments, covenants, agreements, indebtedness, suits, claims, causes of action, complaints grievances and demands (in each case whether in law or equity), obligations and liabilities, contingent or otherwise, of every kind and nature, whether known or unknown, related to the Transaction Documents (collectively, the “Claims”), which any Party and/or its predecessors, successors or assigns ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof, against such other Party, whether asserted, unasserted, absolute, contingent, known or unknown. Each Released Party (other than the Parties) shall have the rights of a third party beneficiary with respect to the releases and waivers contained in this Agreement.

2.2 Waiver of Claims against Trust Funds. Notwithstanding the foregoing, each Seller, Investor, South African Marine Corporation S.A. and Safbulk Pty Ltd. hereby reaffirms each of their respective agreements to waive any and all Claims against the trust account established by the Company to hold for the benefit of its public shareholders, inter alia, the net proceeds of its initial public offering, all as described in the Company’s prospectus dated March 1, 2007 and on file with the Securities and Exchange Commission (File No. 333-140646).

SECTION 3. Miscellaneous.

3.1 Entire Agreement. This Agreement states the entire agreement of the Parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

3.2 Amendments; Waivers. This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Party that is adversely affected by such amendment or waiver.

3.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, heirs, personal representatives, legal representatives and permitted assigns.

3.4 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

3.5 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

3.6 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

3.7 Further Assurances. The Parties hereto agree to use their respective reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

3.8 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

3.9 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts, together, shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

(Remainder of page intentionally left blank. Signature pages to follow.)

IN WITNESS WHEREOF, the Parties have executed, or have caused their duly authorized representative to execute, this Termination and Release Agreement as of the date first written above.

OCEANAUT, INC.

By:	/s/ Eleftherios Papatrifon
Name: Eleftherios Papatrifon
Title: Chief Financial Officer

EXCEL MARITIME CARRIERS LTD.

By:	Gabriel Panayotides
Name: Gabriel Panayotides
Title: Chairman and Chief Executive Officer

THE INVESTORS:
UNITED CAPITAL INVESTMENTS CORP.

By:	/s/ Dale Ploughman
Name: Dale Ploughman
Title: Attorney-in-Fact

ATRION SHIPHOLDING S.A.

By:	/s/ Dale Ploughman
Name: Dale Ploughman
Title: Attorney-in-Fact

PLAZA SHIPHOLDING CORP.

By:	/s/ Dale Ploughman
Name: Dale Ploughman
Title: Attorney-in-Fact

COMET SHIPHOLDING, INC.

By:	/s/ Dale Ploughman
Name: Dale Ploughman
Title: Attorney-in-Fact

THE SELLERS:
CAPE ANN MARINE INC.		SHORELINE UNIVERSAL LIMITED

By:	/s/ Dale Ploughman	By:	/s/ Dale Ploughman
	Name: Dale Ploughman		Name: Dale Ploughman
	Title: Attorney-in-Fact		Title: Attorney-in-Fact

CAPE BRETON MARINE, INC.		KALITHEA MARITIME S.A.

By:	/s/ Dale Ploughman	By:	/s/ Dale Ploughman
	Name: Dale Ploughman		Name: Dale Ploughman
	Title: Attorney-in-Fact		Title: Attorney-in-Fact

SPELMAN INTERNATIONAL CORP.		KARYATIDES MARITIME S.A.

By:	/s/ Dale Ploughman	By:	/s/ Dale Ploughman
	Name: Dale Ploughman		Name: Dale Ploughman
	Title: Attorney-in-Fact		Title: Attorney-in-Fact

IKESTON STAR SHIPPING INC.		KALISTOS MARITIME S.A.

By:	/s/ Dale Ploughman	By:	/s/ Dale Ploughman
	Name: Dale Ploughman		Name: Dale Ploughman
	Title: Attorney-in-Fact		Title: Attorney-in-Fact

PAVEY SERVICES LTD.

By:	/s/ Dale Ploughman
Name: Dale Ploughman
Title: Attorney-in-Fact

NOMINATED SUBSIDIARIES:

	AMARA ENTERPRISES LTD.		ROXY S.A.
By:	/s/ Mavros Lazarou	By:	/s/ Mavros Lazarou
	Name: Mavros Lazarou		Name: Mavros Lazarou
	Title: Director		Title: Director

	INARI COMPANY LIMITED		TUNMORE SHIPHOLDING CO.
By:	/s/ Savvas Polydorou	By:	/s/ Savvas Polydorou
	Name: Savvas Polydorou		Name: Savvas Polydorou
	Title: Director		Title: Director

	SKELTON MARITIME LTD.		LUMLEY SHIPHOLING S.A.

By:	/s/ Savvas Polydorou	By:	/s/ Savvas Polydorou
	Name: Savvas Polydorou		Name: Savvas Polydorou
	Title: Director		Title: Director

	RAMAN INVESTMENTS LTD.		TEMBER INCORPORATED
By:	/s/ Philippos Philippou	By:	/s/ Philippos Philippou
	Name: Philippos Philippou		Name: Philippos Philippou
	Title: Director		Title: Director

GAVIAL MARINE CORPORATION
By:	/s/ Philippos Philippou
Name: Philippos Philippou
Title: Director

THE OTHER PARTIES:

MARYVILLE MARITIME INC.
By:	/s/ George Agadakis
Name: George Agadakis
Title: Shipping Director

SAFBULK PTY LTD.
By:	/s/ signature illegible
Name:
Title:

SOUTH AFRICAN MARINE CORPORATION S.A.
By:	/s/ signature illegible
Name:
Title:

ANNEX A

LIST OF MEMORANDA OF AGREEMENT

Memorandum of Agreement relating to Hull No. S1024 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Cape Ann Marine Inc., as seller.

Memorandum of Agreement relating to Hull No. S1025 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Cape Breton Marine Inc., as seller.

Memorandum of Agreement relating to the BERGEN MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Ikeston Star Shipping Inc., as seller.

Memorandum of Agreement relating to the BREMEN MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Pavey Services Ltd., as seller.

Memorandum of Agreement relating to the HAMBURG MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Shoreline Universal Limited, as seller.

Memorandum of Agreement relating to the MIDEN MAX dated October 12, 2007 between Oceanaut, Inc., as buyer, and Spelman International Corp., as seller.

Memorandum of Agreement relating to Hull No. KA215 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Kalistos Maritime S.A., as seller.

Memorandum of Agreement relating to Hull No. KA216 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Kalithea Maritime S.A., as seller.

Memorandum of Agreement relating to Hull No. KA217 dated October 12, 2007 between Oceanaut, Inc., as buyer, and Karyatides Maritime S.A., as seller.

ANNEX B

LIST OF TRIPARTITE AGREEMENTS

Addendum to Memorandum of Agreement relating to Hull No. S1024, dated January 28, 2008, among Oceanaut, Amara Enterprises Ltd., as nominee, and Cape Ann Marine Inc., as seller.

Addendum to Memorandum of Agreement relating to Hull No. S1025, dated January 28, 2008, among Oceanaut, Inari Company Limited, as nominee, and Cape Breton Marine Inc., as seller.

Addendum to Memorandum of Agreement relating to the BERGEN MAX, dated January 28, 2008, among Oceanaut, Skelton Maritime Ltd., as nominee, and Ikeston Star Shipping Inc., as seller.

Addendum to Memorandum of Agreement relating to the BREMEN MAX, dated January 28, 2008, among Oceanaut, Raman Investments Ltd., as nominee, and Pavey Services Ltd., as seller.

Addendum to Memorandum of Agreement relating to the HAMBURG MAX, dated January 28, 2008, among Oceanaut, Gavial Marine Corporation, as nominee, and Shoreline Universal Limited, as seller.

Addendum to Memorandum of Agreement relating to the MIDEN MAX, dated January 28, 2008, among Oceanaut, Roxy S.A., as nominee, and Spelman International Corp., as seller.

Addendum to Memorandum of Agreement relating to Hull No. KA215, dated January 28, 2008, among Oceanaut, Tunmore Shipholding Co., as nominee, and Kalistos Maritime S.A., as seller.

Addendum to Memorandum of Agreement relating to Hull No. KA216, dated January 28, 2008, among Oceanaut, Lumley Shipholding S.A., as nominee, and Kalithea Maritime S.A., as seller.

Addendum to Memorandum of Agreement relating to Hull No. KA217, dated January 28, 2008, among Oceanaut, Tember Incorporated, as nominee, and Karyatides Maritime S.A., as seller.